CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT                            EXHIBIT 28.1
FOR MONTH ENDING:  30-JUN-98

DEAL REFERENCE                                              93-2A             93-2B                93-2C              93-2D
                                                       ----------------   ----------------    ----------------   ----------------


BEGINNING SECURITY BALANCE                             $  50,985,373.70   $  40,244,825.00    $ 110,521,612.40   $  71,956,932.35
  Loans Repurchased                                                  --                 --                  --                 --
  Scheduled Principal Distribution                            59,508.40          43,370.30          140,364.32         456,575.33
  Additional Principal Distribution                           29,486.94          35,989.53           30,003.74         104,799.00
  Liquidations Distribution                                1,145,647.22       1,733,196.14          688,266.67         959,766.05
  Accelerated Prepayments                                            --                 --                  --                 --
  Adjustments (Cash)                                                 --                 --                  --                 --
  Adjustments (Non-Cash)                                             --                 --                  --                 --
  Losses/Foreclosures                                                --                 --                  --                 --
  Special Hazard Account                                             --                 --                  --                 --
                                                       ----------------   ----------------    ----------------   ----------------
                             Ending Security Balance   $  49,750,731.14   $  38,432,269.03    $ 109,662,977.67   $  70,435,791.97
                                                       ================   ================    ================   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                                $     317,532.84   $     254,761.63    $     676,198.90   $     405,494.22
Compensating Interest                                          3,317.72                 --            1,193.57           3,813.98

  Trustee Fee (Tx. Com. Bk.)                                     573.59             503.08            1,381.52             899.46
  Pool Insurance Premium (PMI Mtg. Ins.)                             --                 --                  --                 --
  Pool Insurance (GE Mort. Ins.)                              12,338.46          11,550.21                  --          11,585.07
  Pool Insurance (United Guaranty Ins.)                              --                 --                  --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                       --                 --                  --                 --
  Special Hazard Insurance (Comm. and Ind.)                    2,421.81           1,203.96                  --                 --
  Bond Manager Fee (Capstead)                                    807.27             670.75            1,381.52           1,049.37
  Excess Compensating Interest (Capstead)                            --           2,889.18                  --                 --
  Administrative Fee (Capstead)                                1,380.92              (3.86)           4,605.17           2,248.61
  Administrative Fee (Other)                                         --                 --                  --                 --
  Excess-Fees                                                        --                 --                  --                 --
  Special Hazard Insurance (Aetna Casualty)                          --                 --                  --                 --
  Other                                                              --             (69.93)                 --                 --
                                                       ----------------   ----------------    ----------------   ----------------
                                          Total Fees          17,522.05          16,743.39            7,368.21          15,782.51
                                                       ----------------   ----------------    ----------------   ----------------
 Servicing Fee                                                16,923.21          12,506.41           28,672.83          20,197.10
 Interest on Accelerated Prepayments                                 --                 --                  --                 --
                                                       ----------------   ----------------    ----------------   ----------------
                         Total Interest Distribution   $     355,295.82   $     284,011.43    $     713,433.51   $     445,287.81
                                                       ================   ================    ================   ================
LOAN COUNT                                                          192                143                 402                307
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.551590663           7.702498         7.354859799        6.825886318



DEAL REFERENCE                                            93-2E.A             93-2E.B
                                                      ----------------   ----------------


BEGINNING SECURITY BALANCE                            $  47,033,996.35   $ 123,675,905.04
  Loans Repurchased                                                 --                 --
  Scheduled Principal Distribution                          287,512.21         150,296.28
  Additional Principal Distribution                          17,321.83          22,145.62
  Liquidations Distribution                                 663,901.81       1,106,837.24
  Accelerated Prepayments                                           --                 --
  Adjustments (Cash)                                                --                 --
  Adjustments (Non-Cash)                                            --                 --
  Losses/Foreclosures                                               --                 --
  Special Hazard Account                                            --                 --
                                                      ----------------   ----------------
                             Ending Security Balance  $  46,065,260.50   $ 122,396,625.90
                                                      ================   ================
INTEREST DISTRIBUTION:
Due Certificate Holders                               $     261,215.50   $     731,087.10
Compensating Interest                                         1,200.52           2,582.37

  Trustee Fee (Tx. Com. Bk.)                                    509.53           1,339.82
  Pool Insurance Premium (PMI Mtg. Ins.)                     10,347.48          27,208.70
  Pool Insurance (GE Mort. Ins.)                                    --                 --
  Pool Insurance (United Guaranty Ins.)                             --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                      --                 --
  Special Hazard Insurance (Comm. and Ind.)                         --                 --
  Bond Manager Fee (Capstead)                                   587.92           1,545.95
  Excess Compensating Interest (Capstead)                           --                 --
  Administrative Fee (Capstead)                               1,665.75           4,380.45
  Administrative Fee (Other)                                        --                 --
  Excess-Fees                                                       --                 --
  Special Hazard Insurance (Aetna Casualty)                         --                 --
  Other                                                             --                 --
                                                      ----------------   ----------------
                                          Total Fees         13,110.68          34,474.92
                                                      ----------------   ----------------
 Servicing Fee                                               13,354.98          32,105.05
 Interest on Accelerated Prepayments                                --                 --
                                                      ----------------   ----------------
                         Total Interest Distribution  $     288,881.68   $     800,249.44
                                                      ================   ================
LOAN COUNT                                                         202                423
WEIGHTED AVERAGE PASS-THROUGH RATE                         6.695140716        7.118632879

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-98





DEAL REFERENCE                                              93-2F                93-2G            93-2H.1             93-2H.2
                                                       ----------------    ----------------   ----------------   ----------------
BEGINNING SECURITY BALANCE                             $  52,542,165.00    $ 161,933,155.00   $  40,309,414.94   $  27,441,426.00
  Loans Repurchased
  Scheduled Principal Distribution                            58,915.72          215,264.64          42,642.92          27,648.97
  Additional Principal Distribution                           16,819.63           43,215.25          14,429.31         155,851.97
  Liquidations Distribution                                2,011,576.24        1,577,588.90       2,735,174.02       2,495,216.10
  Accelerated Prepayments
  Adjustments (Cash)                                                 --           49,318.11                 --                 --
  Adjustments (Non-Cash)                                             --                  --                 --                 --
  Losses/Foreclosures                                                --                  --                 --                 --
  Special Hazard Account                                             --                  --                 --                 --
                                                       ----------------    ----------------   ----------------   ----------------
                             Ending Security Balance   $  50,454,853.41    $ 160,047,768.10   $  37,517,168.69   $  24,762,708.96
                                                       ================    ================   ================   ================

INTEREST DISTRIBUTION:
Due Certificate Holders                                $     327,163.03    $     966,130.93   $     249,853.62   $     168,737.47
Compensating Interest                                                --            3,206.92                 --                 --

  Trustee Fee (Tx. Com. Bk.)                                     656.75            1,821.75             503.86             343.00
  Pool Insurance Premium (PMI Mtg. Ins.)                      15,079.61                  --                 --                 --
  Pool Insurance (GE Mort. Ins.)                                     --                  --          11,850.97           7,875.69
  Pool Insurance (United Guaranty Ins.)                              --                  --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                       --                  --                 --                 --
  Special Hazard Insurance (Comm. and Ind.)                          --                  --                 --                 --
  Bond Manager Fee (Capstead)                                    875.70            2,024.16                 --           1,129.18
  Excess Compensating Interest (Capstead)                            --                  --           3,041.96           7,397.56
  Administrative Fee (Capstead)                                    0.10            6,747.37           1,679.59             246.53
  Administrative Fee (Other)                                         --                  --                 --                 --
  Excess-Fees                                                        --                  --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                    1,571.86                  --           1,044.68             820.95
  Other                                                           (0.27)                 --                 --               0.03
                                                       ----------------    ----------------   ----------------   ----------------
                                          Total Fees          18,183.75           10,593.28          18,121.06          17,812.94
                                                       ----------------    ----------------   ----------------   ----------------
 Servicing Fee                                                16,799.57           40,789.24          12,596.72           9,247.57
 Interest on Accelerated Prepayments                                 --                  --                 --                 --
                                                       ----------------    ----------------   ----------------   ----------------
                         Total Interest Distribution   $     362,146.35    $   1,020,720.37    $    280,571.40   $     195,797.98
                                                       ================    ================   ================   ================
LOAN COUNT                                                          183                 590                148                 87
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.491999         7.183244345        7.438072332           7.618971



DEAL REFERENCE                                               93-2I             93-2I.1
                                                       ----------------   ----------------
BEGINNING SECURITY BALANCE                             $  32,559,084.06   $  29,463,612.94
  Loans Repurchased                                                  --                 --
  Scheduled Principal Distribution                            33,736.30          29,499.97
  Additional Principal Distribution                            3,699.68           2,995.61
  Liquidations Distribution                                1,400,508.90       2,223,344.62
  Accelerated Prepayments                                            --                 --
  Adjustments (Cash)                                              57.70                 --
  Adjustments (Non-Cash)                                           0.02                 --
  Losses/Foreclosures                                        297,777.75                 --
  Special Hazard Account                                             --                 --
                                                       ----------------   ----------------
                             Ending Security Balance   $  30,823,303.71   $  27,207,772.74
                                                       ================   ================


INTEREST DISTRIBUTION:                                  $    201,696.88    $    183,061.15
Due Certificate Holders                                              --                 --
Compensating Interest

  Trustee Fee (Tx. Com. Bk.)                                     406.97             368.29
  Pool Insurance Premium (PMI Mtg. Ins.)                             --                 --
  Pool Insurance (GE Mort. Ins.)                               9,257.61           8,662.31
  Pool Insurance (United Guaranty Ins.)                                                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                                          --
  Special Hazard Insurance (Comm. and Ind.)                          --                 --
  Bond Manager Fee (Capstead)                                  1,583.28                 --
  Excess Compensating Interest (Capstead)                      6,484.85           6,878.72
  Administrative Fee (Capstead)                                  201.26           1,227.61
  Administrative Fee (Other)                                         --                 --
  Excess-Fees                                                        --                 --
  Special Hazard Insurance (Aetna Casualty)                      974.04             763.59
  Other                                                            0.01                 --
                                                       ----------------   ----------------
                                          Total Fees          18,908.02          17,900.52
                                                       ----------------   ----------------
 Servicing Fee                                                10,174.67           9,207.37
 Interest on Accelerated Prepayments                                 --                 --
                                                       ----------------   ----------------
                         Total Interest Distribution   $     230,779.57   $     210,169.04
                                                       ================   ================
LOAN COUNT                                                          123                121
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.731115        7.455751623

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-98





DEAL REFERENCE                                             93-2I.2            1995-A             1996-A                1996-B
                                                       ----------------   ----------------   ----------------   ----------------

BEGINNING SECURITY BALANCE                             $  32,973,818.34   $  61,045,875.29   $  49,626,562.95   $ 106,513,784.94
  Loans Repurchased                                                  --                 --                 --                 --
  Scheduled Principal Distribution                            31,940.21          56,922.19          51,549.17         110,394.79
  Additional Principal Distribution                            4,310.77           4,733.87           2,313.77          37,538.65
  Liquidations Distribution                                1,471,404.70       1,636,860.75       2,104,443.98       5,862,131.98
  Accelerated Prepayments                                            --                 --                 --                 --
  Adjustments (Cash)                                                 --                 --                 --                 --
  Adjustments (Non-Cash)                                             --                 --                 --                 --
  Losses/Foreclosures                                                --                 --                 --                 --
  Special Hazard Account                                             --                 --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
                             Ending Security Balance   $  31,466,162.66   $  59,347,358.48   $  47,468,256.03   $ 100,503,719.52
                                                       ================   ================   ================   ================


INTEREST DISTRIBUTION:
Due Certificate Holders                                $     211,940.22   $     386,743.94   $     307,306.04   $     657,177.44
Compensating Interest                                                --                 --                 --                 --

  Trustee Fee (Tx. Com. Bk.)                                     412.17             508.71             620.34           1,331.42
  Pool Insurance Premium (PMI Mtg. Ins.)                       9,515.69                 --                 --          28,785.35
  Pool Insurance (GE Mort. Ins.)                                     --          22,892.20          14,292.45                 --
  Pool Insurance (United Guaranty Ins.)                              --                 --                 --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                 1,649.50                 --                 --           2,833.04
  Special Hazard Insurance (Comm. and Ind.)                          --                 --                 --                 --
  Bond Manager Fee (Capstead)                                        --                 --                 --                 --
  Excess Compensating Interest (Capstead)                      2,140.48           3,245.42           4,686.68          13,463.76
  Administrative Fee (Capstead)                                1,373.85           1,598.92           2,067.80           4,438.19
  Administrative Fee (Other)                                         --                 --                 --                 --
  Excess-Fees                                                        --                 --                 --                 --
  Special Hazard Insurance (Aetna Casualty)                      986.46           1,398.97           1,137.28           3,080.03
  Other                                                              --                 --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
                                          Total Fees          16,078.15          29,644.22          22,804.55          53,931.79
                                                       ----------------   ----------------   ----------------   ----------------
 Servicing Fee                                                10,304.33          19,076.89          13,746.57          31,136.31
 Interest on Accelerated Prepayments                                 --                 --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
                         Total Interest Distribution   $     238,322.70   $     435,465.05   $     343,857.16   $     742,245.54
                                                       ================   ================   ================   ================
LOAN COUNT                                                          135                273                178                361
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.713036488        7.602360123        7.430844009        7.403857899




DEAL REFERENCE                                             1996-C.1             1996-C.2
                                                       ----------------   ----------------

BEGINNING SECURITY BALANCE                             $  22,624,348.83   $  36,451,924.53
  Loans Repurchased                                                  --                 --
  Scheduled Principal Distribution                            21,610.10          33,986.75
  Additional Principal Distribution                            3,901.36          18,654.52
  Liquidations Distribution                                1,747,047.86         702,890.25
  Accelerated Prepayments                                            --                 --
  Adjustments (Cash)                                                 --                 --
  Adjustments (Non-Cash)                                             --                 --
  Losses/Foreclosures                                                --                 --
  Special Hazard Account                                             --                 --
                                                       ----------------   ----------------
                             Ending Security Balance   $  20,851,789.51   $  35,696,393.01
                                                       ================   ================

INTEREST DISTRIBUTION:
Due Certificate Holders                                $     143,422.13   $     237,984.64
Compensating Interest                                                --             219.11
  Trustee Fee (Tx. Com. Bk.)                                     282.80             303.77
  Pool Insurance Premium (PMI Mtg. Ins.)                             --                 --
  Pool Insurance (GE Mort. Ins.)                               6,515.81                 --
  Pool Insurance (United Guaranty Ins.)                              --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                       --                 --
  Special Hazard Insurance (Comm. and Ind.)                          --                 --
  Bond Manager Fee (Capstead)                                        --                 --
  Excess Compensating Interest (Capstead)                      2,540.79                 --
  Administrative Fee (Capstead)                                1,131.24             759.47
  Administrative Fee (Other)                                         --                 --
  Excess-Fees                                                        --                 --
  Special Hazard Insurance (Aetna Casualty)                      518.47                 --
  Other                                                              --                 --
                                                       ----------------   ----------------
                                          Total Fees          10,989.11           1,063.24
                                                       ----------------   ----------------
 Servicing Fee                                                 7,070.07           8,542.37
 Interest on Accelerated Prepayments                                 --                 --
                                                       ----------------   ----------------
                         Total Interest Distribution   $     161,481.31   $     247,809.36
                                                       ================   ================
LOAN COUNT                                                           93                156
WEIGHTED AVERAGE PASS-THROUGH RATE                          7.607138543        7.841684731

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-98






DEAL REFERENCE                                             1996-C.3
                                                       ----------------


BEGINNING SECURITY BALANCE                             $  39,021,645.79

  Loans Repurchased                                                   -
  Scheduled Principal Distribution                            34,839.90
  Additional Principal Distribution                           57,994.87
  Liquidations Distribution                                2,549,149.42
  Accelerated Prepayments                                             -
  Adjustments (Cash)                                                  -
  Adjustments (Non-Cash)                                              -
  Losses/Foreclosures                                                 -
  Special Hazard Account                                              -
                                                       ----------------
                             Ending Security Balance   $  36,379,661.60
                                                       ================

INTEREST DISTRIBUTION:
Due Certificate Holders                                $     238,336.80
Compensating Interest                                                 -
  Trustee Fee (Tx. Com. Bk.)                                     325.18
  Pool Insurance Premium (PMI Mtg. Ins.)                              -
  Pool Insurance (GE Mort. Ins.)                                      -
  Pool Insurance (United Guaranty Ins.)                       14,535.56
  Backup for Pool Insurance (Fin. Sec. Assur.)                        -
  Special Hazard Insurance (Comm. and Ind.)                           -
  Bond Manager Fee (Capstead)                                  8,786.43
  Excess Compensating Interest (Capstead)                      4,329.65
  Administrative Fee (Capstead)                                1,529.50
  Administrative Fee (Other)                                          -
  Excess-Fees                                                         -
  Special Hazard Insurance (Aetna Casualty)                    1,128.37
  Other                                                               -
                                                       ----------------
                                          Total Fees          30,634.69
                                                       ----------------
 Servicing Fee                                                12,194.26
 Interest on Accelerated Prepayments                                  -
                                                       ----------------
                         Total Interest Distribution   $     281,165.75
                                                       ================
LOAN COUNT                                                          168
WEIGHTED AVERAGE PASS-THROUGH RATE                             7.599574